UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2023 (December 29, 2023)

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Central Avenue, Suite 200
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	Nasdaq Stock Market
Common Stock Warrants	AUUDW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 29, 2023, the Company held its 2023 Annual Meeting of Stockholders.

The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1 - Election of five directors to serve a term ending at the 2024 annual meeting, in each case until their respective successors are duly elected and qualified.

Nominee	Votes For	Withheld	Broker Non-Votes
Jeffrey Thramann	6,464,751	150,158	4,601,665
Michael Lawless	6,491,754	123,155	4,601,665
Stephen Deitsch	6,026,837	588,072	4,601,665
Timothy Hanlon	6,055,695	559,214	4,601,665
Thomas Birch	6,113,612	501,297	4,601,665

All five director nominees were duly elected.

Proposal 2 - Ratification of appointment of independent registered accounting firm – Haynie & Company

Votes For	Votes Against	Abstain	Broker Non-Votes
11,022,564	23,029	170,981	0

Proposal 2 was approved.

Proposal No. 3 — To grant the board of directors discretionary authority regarding a proposed reverse stock split.

				Broker
	For	Against	Abstain	Non-Votes
Common Stock	10,522,375	442,724	251,474	0
Series A Preferred Stock	28,143,289	1,184,115	672,596	0
Total Votes	38,665,664	1,626,839	924,070	0

Proposal 3 was approved.

Proposal 4 – Approval of the issuance of shares pursuant to the Company’s equity line

Votes For	Votes Against	Abstain	Broker Non-Votes
6,041,873	552,943	20,093	4,601,665

Proposal 4 was approved.

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Item 8.01. Other Information.

As previously disclosed, in November 2023 the Company sold one (1) share of the Company’s newly designated Series A Preferred Stock to Jeffrey Thramann, the Company’s Executive Chairman, for a purchase price of $1,000. The share of Series A Preferred Stock had proportional voting rights that were limited to the proposal to approve a reverse stock split of the Company’s common stock.

Following the Annual Meeting, on December 29, 2023 the Company redeemed the one outstanding share of Series A Preferred Stock in accordance with its terms. The redemption price was $1,000. No Series A Preferred Stock remains outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

December 29, 2023	By:	/s/ John E. Mahoney
Name: John E. Mahoney
Title: Chief Financial Officer

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